UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): May 14, 2014

THE DIXIE GROUP, INC.
(Exact name of Registrant as specified in its charter)

Tennessee	0-2585	62-0183370
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

104 Nowlin Lane - Suite 101, Chattanooga, Tennessee	37421
(Address of principal executive offices)	(zip code)

(423) 510-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    Other Events.

On May 14, 2014, The Dixie Group, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Wells Fargo Securities LLC and Raymond James & Associates, Inc. The Underwriting Agreement is filed as Exhibit 1.1 to this report and incorporated herein by reference.

The opinion of Miller & Martin PLLC, relating to the validity of the shares offered and sold pursuant to the Underwriting Agreement, is filed as Exhibit 5.1 to this report and incorporated herein by reference.

On May 20, 2014, the Company issued a press release announcing the completion of its previously announced public offering of 2,500,000 shares of Common Stock. A copy of the press release is filed as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits
(1.1)    Underwriting Agreement.
(5.1)    Opinion of Miller & Martin PLLC.
(23.1)    Consent of Miller & Martin PLLC (included in Exhibit 5.1).
(99.1)    Press Release dated May 20, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2014	THE DIXIE GROUP, INC.

/s/ Jon A. Faulkner
Jon A. Faulkner
Chief Financial Officer